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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K
                         -------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 15, 2001

                                   VALESC INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-31459                       23-3048857
        ------------                      -------                      ----------
       (State or Other              Commission File Number      IRS Identification Number
Jurisdiction of Incorporation)


                   32 West Lafayette Road, Princeton, NJ 08540
                  --------------------------------------------
               (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (609) 304-2275

Item 5. Other Events.

     On June 15, 2001, pursuant to the terms of an Investment Agreement by and between Valesc Inc. (the "Registrant") and Swartz Private Equity, LLC ("Swartz"), Registrant entered into an equity line Investment Agreement with Swartz (the "Equity Line"). Pursuant to the Investment Agreement, Swartz agreed to purchase from Registrant, from time to time at the Registrant's option as provided, shares of Registrant's Common Stock, as part of an offering of Registrant's Common Stock by Registrant to Swartz, in an amount not to exceed twenty million dollars ($20,000,000).

     The terms of the Equity Line are as set forth in the Investment Agreement, which is attached hereto as Exhibit 5.1. The description of the Equity Line is qualified in its entirety by reference to the Investment Agreement.

     Under the terms of the Investment Agreement, Registrant has the right to compel (a "Put") Swartz to purchase shares of the Registrant's Common Stock ("Put Shares").

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The Investment Agreement sets forth the price and quantity of Put Shares that
Swartz must purchase upon the exercise of a Put.

     The actual price per share to be paid by Swartz for Put Shares is the lesser of: (1) ninety-one percent (91%) of the market price for the Put; or (2) the market price for the Put minus nine cents ($0.09), but in any event not less than the minimum price per share price, if any, that the Registrant indicates in its notice, where market price is defined as the average of the two lowest daily Volume Weighted Average Prices for the Common Stock on the Registrant's principal trading market, as reported by Bloomberg, Inc., during the 20 business days immediate following the date Registrant exercises the put right.

     At Registrant's option, Registrant may designate in its notice a minimum purchase price per Put Share at which the Investor may purchase shares of Common Stock pursuant to such notice. The minimum price per share specified by the Registrant shall be no greater than the lesser of: (1) eighty percent (80%) of the closing price of Registrant's Common Stock on the business day immediate preceding the date on which notice of the exercise of a Put has been given to Swartz by Registrant; or (2) the closing price of the Registrant's Common Stock on the business day immediate preceding the date on which notice of the exercise of a Put has been given to Swartz by Registrant, minus fourteen cents ($0.14).

     With respect to any Put, Swartz must purchase from Registrant a number of Put Shares equal to the lesser of: (1) one million five hundred thousand (1,500,000) shares; (2) fifteen percent (15%) of the aggregate trading volume of Registrant's Common Stock beginning on the business day following the date Registrant chooses for the exercise of the Put (the "Put Date") and ending on and including the twentieth (20th) business day after such Put Date; (3) the number of shares of Registrant's Common Stock that can be bought for the lesser of: (a) two million dollars ($2,000,000); or (b) a maximum price designated by Registrant; or (4) a numbr of shares that, when added to the number of shares acquired by Swartz under the investment agreement during the 61 days preceding the put date, would exceed 9.99% of the total number of shares of Registrant's common stock outstanding.

     If Registrant has not sold at least one million dollars ($1,000,000) in aggregate Put Shares to Swartz by the last business day of each twelve (12) calendar month period commencing on the date that Registrant's statement registering the shares of Registrant's Common Stock to be received by Swartz has been declared effective (the "Effective Date"), then Registrant must pay Swartz a sum equal to the difference of one hundred thousand dollars ($100,000) minus ten percent (10%) of the aggregate dollar amount that Swartz has paid for Put Shares during the applicable twelve (12) month calendar period (the "Non-Usage Fee").

     Registrant's right to initiate subsequent Puts to Swartz shall terminate after the sooner of: (1) the date that is three (3) years after the Effective Date; or (2) the date on which the aggregate money paid by Swartz on all Puts equals $20,000,000. In addition, if Registrant elects to terminate the Investment Agreement before it expires by its terms, then Registrant must pay Swartz the greater of: (1) the Non-Usage Fee for the applicable twelve (12) calendar month period; or (2) the difference of two hundred thousand dollars ($200,000) minus ten percent (10%) of the aggregate dollar amount that Swartz has paid for Put Shares to date.


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     As consideration for establishing the Equity Line, Registrant delivered to
Swartz: (1) a Warrant to acquire seven hundred eighty thousand (780,000) shares of Registrant's Common Stock; (2) an Warrant Antidilution Agreement providing that Registrant will issue additional Warrants to Swartz if the Warrants held by Swartz drop below a certain percentage of Registrant's Common Stock then outstanding; and, (3) a Registration Rights Agreement providing that Registrant will file an initial registration statement for twenty-five million (25,000,000) shares of Registrant's Common Stock including the 780,000 shares to be issued upon exercise of the Warrant, and as necessary thereafter.

     The Warrant, Warrant Antidilution Agreement, and Registration Rights Agreement are attached hereto as Exhibits 5.2, 5.3, and 5.4, respectively. The description of the Warrant, Antidilution Warrant Agreement, and Registration Rights Agreement are qualified in their entirety by reference to the Warrant, Warrant Antidilution Agreement, and Registration Rights Agreement, respectively.

     The initial exercise price per share of Registrant's Common Stock purchased under the Warrant to acquire 780,000 shares of Registrant's Common Stock described above is as follows: (1) for the first two hundred sixty thousand (260,000) shares, the price per share is one dollar ($1.00); (2) for the second 260,000 shares, the exercise price per share is the lowest closing price of Registrant's Common Stock for the five (5) trading days immediately preceding the date that is thirty (30) calendar days after the date on which public trading of Registrant's Common Stock begins; and, (3) for the last 260,000 shares, the exercise price per share is the lowest closing price of Registrant's Common Stock for the five (5) trading days immediately preceding the date that is sixty (60) calendar days after the date on which public trading of Registrant's Common Stock begins (collectively, the "Exercise Price"). If the Trading Initiation Date has not yet occurred by the date that is ninety (90) days after the date of execution of the Investment Agreement, then all of the Warrant Shares represented by this Warrant shall have an initial Exercise equal to $1.00. If the Warrant is exercised more than six (6) months after April 24, 2001, then the Exercise Price is subject to certain downward adjustments.

     As additional consideration for establishing the Equity Line, Registrant entered into a Warrant Antidilution Agreement with Swartz. Under the Warrant Antidilution Agreement, Registrant agreed to issue additional Warrants to Swartz every six (6) months during the term of the Warrant, if necessary, so that Swartz holds Warrants entitling it to purchase in the aggregate a certain percentage of Registrant's Common Stock then outstanding. Additional Warrants will be issued under the Warrant Antidilution Agreement if the Warrant to acquire 780,000 share of Registrant's Common Stock represents less than six point five percent (6.5%) of Registrant's Common Stock outstanding on the first six month anniversary, commencing on April 24, 2001, decreasing by one-half of one percent (.5%) every six (6) months thereafter.

     Registrant also entered into a Registration Rights Agreement with Swartz. Under the Registration Rights Agreement, Registrant agreed to file a Registration Statement with the SEC covering the resale of at least twenty-five million (25,000,000) shares of Registrant's Common Stock, including the 780,000 shares to be issued upon exercise of the Warrant.


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Item 7. Exhibits.

        (c) Exhibits.

The following exhibits are filed herewith:

5.1 Investment Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.

5.2 Warrant to Purchase Common Stock of Valesc Inc. by and between Valesc Inc. and Swartz Private Equity, LLC, with an issue date of April 24, 2001.

5.3 Warrant Antidilution Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.

5.4 Registration Rights Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Valesc Inc.
                                               (Registrant)


Date:  June 29, 2001                           By: /s/ Jeremy Kraus
                                                   -----------------------
                                               Jeremy Kraus
                                               Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit    Description
-------    ------------
5.1 Investment Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.

5.2 Warrant to Purchase Common Stock of Valesc Inc. by and between Valesc Inc. and Swartz Private Equity, LLC, with an issue date of April 24, 2001.

5.3 Warrant Antidilution Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.

5.4 Registration Rights Agreement by and between Valesc Inc. and Swartz Private Equity, LLC, dated as of June 15, 2001.


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